Exhibit 13.2

Certification
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Metal Storm Limited (the “Company”) on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James D. MacDonald, in my capacity as Chief Financial Officer of the Company, certify, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2005

By:	/s/ JAMES D. MACDONALD

Name:	James D. MacDonald
Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.